UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 11, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, Maryland 20815

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (301) 968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2006, The Mills Corporation (“TMC”) entered into a Consulting Agreement with Kenneth R. Parent, formerly Chief Operating Officer of TMC, with an effective date of September 15, 2006, pursuant to which Mr. Parent agreed to provide advisory services to TMC in connection with the previously disclosed lawsuit filed in 2005 by Parcelatoria de Gonzalo Chacon (“PGC”), TMC’s former joint venture partner in its Madrid Xanadú property (the “PGC Litigation”). The Consulting Agreement provided for an hourly consulting fee of $378 per hour, not to exceed $3,024 for any single day, and the reimbursement of Mr. Parent’s reasonable travel expenses incurred in connection with his advisory work. The foregoing summary is qualified in its entirety by reference to the text of the Consulting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The PGC Litigation was settled on October 13, 2006. As previously disclosed in a Current Report on Form 8-K filed on October 11, 2006, approximately US$32 million of the proceeds obtained from the sale of the registrants’ interests in Vaughan Mills, St. Enoch Centre and Madrid Xanadú was placed in escrow by mutual agreement with PGC; a substantial portion of the escrowed funds was used to settle the PGC Litigation.

As previously disclosed in a Current Report on Form 8-K filed on October 11, 2006, with the closing of the sale of the registrants’ interests in Vaughan Mills, St. Enoch Centre and Madrid Xanadú, Mark S. Ordan, Chief Executive Officer and President of TMC, achieved a portion of the qualitative and quantitative measures towards the special bonus of up to $1.7 million disclosed in a Current Report on Form 8-K filed on October 2, 2006. As a result of such closing, Mr. Ordan received $125,000 of the $1.7 million total.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired:

Not applicable.

(b) Pro Forma Financial Information:

Not applicable.

(c) Exhibits:

Exhibit No.	Description
10.1	Consulting Agreement, dated as of October 11, 2006 by and between The Mills Corporation and Kenneth R. Parent.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

By: The Mills Corporation, its general partner

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

Date: October 17, 2006

3

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Agreement, dated as of October 11, 2006 by and between The Mills Corporation and Kenneth R. Parent.

4